Annual Report

High Yield Fund

May 31, 2000


T. Rowe Price

Report Highlights

High Yield Fund

o Despite the strong economy, the environment for high-yield bonds was challenging over the past 12 months.

o Higher interest rates, rising defaults, and the stock market correction undermined confidence in high-yield bonds.

o The fund's returns were negative for the 6- and 12-month periods, but compared very favorably with its benchmarks.

o Holdings remained focused on B rated bonds, and telecommunications was the largest sector exposure.

o We believe our market's fundamentals are improving, but remain cautious in view of potentially slower economic growth.


UPDATES AVAILABLE

For updates on T. Rowe Price funds following the end of each calendar quarter, please see our Web site at www.troweprice.com.

Fellow Shareholders

The past year was not kind to bonds or bond funds. Investors showed an overwhelming preference for stocks during most of the year ended May 31, and rising interest rates sent bond prices lower, undermining total returns. High-yield bonds suffered from these developments as well as from recent stock market jitters and rising defaults. Your fund fared much better than the average high-yield fund, although absolute results were lackluster.


MARKET ENVIRONMENT

     In our last report to you in the waning days of 1999, we feared that the high-yield market might be in for another disappointing year, and, in hindsight, we were right. Demand for bonds in general remained anemic as investors flocked to the stock market bandwagon. Most bond funds, including yours, experienced net cash outflows. To forestall a pickup in inflation as the economy surged, the Federal Reserve kept upward pressure on interest rates by raising the key federal funds target rate three times this year after three increases last year. Bond returns suffered as yields rose in response.

     The market for high-yield bonds contended with some additional negatives. One was a rising default rate, which might seem surprising given the economy's strength. However, this was the almost inevitable result of the abnormally large supply of new high-yield bond issues that came to market in the last three years, many of which were of marginal quality. The combination of weak business plans and leveraged balance sheets equals higher defaults, and higher defaults create nervous investors who flee from any company that reveals the slightest problem.

     The other development that hurt the high-yield market in the spring was the sharp correction in the Nasdaq stock market, home to most of the New Economy, technology-driven companies that had spearheaded the bull market. The primary link between the Nasdaq and high-yield markets is through the telecommunications sector, which, as the largest issuer of high-yield securities, has become a barometer of that market's health. Thus, the slide in telecom stock prices cast a pall over high-yield bonds.

     Yield Spreads:  High Yield Bonds vs. Treasury Benchmarks

              BBB      BB       B

     5/99     173      298      510
     6/99     177      313      519
     7/99     185      314      524
     8/99     194      331      551
     9/99     196      353      587
     10/99    193      374      590
     11/99    183      345      539
     12/99    174      316      510
     1/00     174      317      525
     2/00     191      371      553
     3/00     240      442      643
     4/00     262      443      627
     5/00     271      491      657

     A result of these developments has been a steady rise in yield differences ("spreads") between high-yield and Treasury bonds. The chart shows spreads for BBB rated bonds (the lowest rating among bonds still considered investment grade) and BB and B, which are the "upper tier" of the noninvestment-grade market. The yield difference of more than six percentage points for B rated bonds as of May 31 was almost unprecedented, and spreads on lower-rated bonds versus Treasuries were even higher.

     Often in this market, wide yield spreads eventually begin to attract investors. We are beginning to see signs of this in improved cash flows into high-yield mutual funds and renewed institutional demand.


PERFORMANCE AND STRATEGY REVIEW

Performance Comparison
--------------------------------------------------------------------------------

Periods Ended 5/31/00                       6 Months          12 Months
--------------------------------------------------------------------------------

High Yield Fund                             -0.34%            -0.63%

CS First Boston Global
High Yield Index                            -1.84             -2.53

Lipper High Yield Funds Average             -2.22             -2.59
--------------------------------------------------------------------------------

     The bad news is that your fund was not immune to the difficult market conditions. For both the 6- and 12-month periods, income of $0.39 and $0.77 per share, respectively, was unable to completely offset declines in principal value, resulting in negative returns for both periods. The good news is that this performance was markedly better than the First Boston benchmark index and the losses suffered by the average high-yield fund, as shown in the table. The fund's comparatively good showing reflected our thorough research, risk control procedures, and an active "sell" discipline, which helped minimize losses. In addition, our focus remained on B rated bonds, which held up better than lower-rated issues. Lastly, when the Nasdaq declined in the spring, the portfolio was not hit quite as hard as some funds in our peer group that had moved substantial assets into stocks and convertible securities.

     Our strategy was essentially unchanged over the past six months, continuing to emphasize credit research, wide diversification, and balanced sector allocation. Telecom, representing just over one-quarter of fund assets, remained the largest sector exposure because of its excellent prospects. Wireline communications (part of the telecom sector) increased from 6% to 10%, as shown in the Sector Diversification table following this letter. Allegiance Telecom and Focal Communications were some names added to this area. Wireless communications continued to compose 10% of net assets. Nextel Communications is our largest holding in wireless, and we added several affiliates of Sprint PCS and AT&T during the past six months. In the cable industry, we purchased some bonds of cable operators in western Europe, where the industry's development is several years behind the U.S., but is combining cable, telephone, and Internet services.

     We continued to find good values in so-called Old Economy sectors that have remained largely out of favor with investors despite steady performance. In gaming, for example, where earnings have been dependable and the competitive environment has stabilized, we added International Game Technology to our 5% position in the industry. Our energy holdings (about 7% of net assets) also did quite well as oil prices remained high.

     The fund's credit quality diversification was not significantly changed. B rated bonds continued to dominate the portfolio at 60% of net assets, and another 18% of assets consisted of higher-rated securities. This posture benefited the fund versus its average competitor in the current bearish environment, but if the high-yield sector were to rally sharply, results could lag because low-rated bonds (CCC and below) often outperform in the early stages of a rebound. The fund has navigated the mines of rising defaults quite well, with only two small holdings receiving direct hits in late 1999: Safelite Glass and Pathmark Stores (victim of an aborted merger offer).

Quality Diversification
--------------------------------------------------------------------------------

AAA, AA, A, BBB     BB      B      CCC      Nonrated (Convertibles and Equities)

9                   9       60     10       12


OUTLOOK

     Six months ago we had hoped the high-yield market might turn the corner in the first half of 2000, but the improved scenario did not come to pass. The market was beaten up a little more, but that has created even more compelling yields and values in the sector, so we continue to look for a turnaround in the second half of the year. The new issues market, which had previously weighed on the sector, has almost totally dried up even as demand shows signs of reviving. This shift in fundamentals should be beneficial.

     Even if we see the high-yield market strengthen, we do not expect to increase the fund's risk profile. The improved environment will bring an increase in supply as sure as the summer brings mosquitoes, and, more important, the economy may finally be showing signs of slowing. So now is not a time to take significantly more risk by purchasing bonds in our market's lower-quality tier. We will continue our efforts to provide high income while moderating risk in this increasingly volatile part of the bond market.

     Respectfully submitted,

     Mark J. Vaselkiv
     Chairman of the Investment Advisory Committee

     June 21, 2000


Advisor Share Class Created
--------------------------------------------------------------------------------

     T. Rowe Price has introduced a new class of shares for certain funds, including the High Yield Fund. The new Advisor Class shares will be sold exclusively by financial intermediaries, such as brokers and financial advisers, and will enhance our ability to reach a new group of investors through this expanding channel. Since the new share class has a modest 12b-1 fee (a distribution fee paid to the sales intermediary), its performance will likely vary somewhat from your fund shares even though both invest in the same portfolio.

     We want to emphasize that the new class will have no impact on your investment in the fund or on the returns provided to you by the fund. The daily net asset value and expenses for the existing shares and the Advisor Class shares are calculated separately. In due course, you will see the Advisor Class share prices listed in newspapers and other print and electronic media. Certain expenses associated with the Advisor Class shares will be itemized in financial statements in your fund's shareholder reports.

T. Rowe Price High Yield Fund
--------------------------------------------------------------------------------



Portfolio Highlights
--------------------------------------------------------------------------------

KEY STATISTICS

                                                    11/30/99      5/31/00

Price Per Share                                      $  7.91      $  7.50

Dividends Per Share

  For 6 months                                          0.38         0.39

  For 12 months                                         0.76         0.77

Dividend Yield *

  For 6 months                                          9.85%       10.53%

  For 12 months                                        10.00        10.72

30-Day Standardized Yield                              10.22        11.47

Weighted Average Maturity (years)                        9.1          8.8

Weighted Average Effective Duration (years)              4.4          4.3

Weighted Average Quality **                               B+           B+

* Dividends earned and reinvested for the periods indicated are annualized and divided by the fund's net asset value per share at the end of the period.
**   Based on T. Rowe Price research.


T. Rowe Price High Yield Fund
--------------------------------------------------------------------------------



Portfolio Highlights
--------------------------------------------------------------------------------

TWENTY-FIVE LARGEST HOLDINGS

                                                     Percent of
                                                     Net Assets
                                                        5/31/00

    Cablevision Systems (CSC Holdings)                     1.9%

    Nextel                                                 1.8

    Nextlink Communications                                1.4

    Colt Telecommunications                                1.1

    United International Holdings                          1.0

    ----------------------------------------------------------------------------

    Verio                                                  1.0

    Courtyard by Marriott II                               0.9

    Pegasus Communications                                 0.9

    TravelCenters of America                               0.9

    Chancellor Media                                       0.9

    ----------------------------------------------------------------------------

    ISG Resources                                          0.9

    Dobson Communications                                  0.9

    Doane Products                                         0.9

    United Pan Europe                                      0.9

    Frontiervision                                         0.9

    ----------------------------------------------------------------------------

    Sinclair Broadcasting                                  0.8

    Premier Parks                                          0.8

    International Wire                                     0.8

    Capstar Broadcasting                                   0.8

    BWAY                                                   0.8

    ----------------------------------------------------------------------------

    Isle of Capri Casinos                                  0.8

    Price Communications                                   0.8

    Comstock Resources                                     0.8

    Horseshoe Gaming                                       0.8

    Intermedia Communications                              0.8

    ----------------------------------------------------------------------------

    Total                                                  24.3%


     Note: Table excludes reserves.



T. Rowe Price High Yield Fund
--------------------------------------------------------------------------------



Portfolio Highlights
--------------------------------------------------------------------------------

SECTOR DIVERSIFICATION

                                                   Percent of   Percent of
                                                   Net Assets   Net Assets
                                                     11/30/99      5/31/00
--------------------------------------------------------------------------------

Wireless Communications                                   10%          10%

Wireline Communications                                    6           10

Energy                                                     8            7

Cable Operators                                            9            7

Gaming                                                     4            5

Broadcasting                                               5            5

Paper and Paper Products                                   4            4

Long Distance                                              5            3

Health Care                                                4            3

Service                                                    5            3

Consumer Products                                          2            3

Internet Service Providers                                 3            3

Food and Tobacco                                           3            2

Printing and Publishing                                    2            2

Metals and Mining                                          1            2

Building Products                                          2            2

Manufacturing                                              2            2

Container                                                  1            2

Aerospace and Defense                                      1            2

Textiles and Apparel                                      --            2

Money Market Funds*                                        7            6

All Other                                                 14           13

Other Assets Less Liabilities                              2            2
--------------------------------------------------------------------------------

Total                                                    100%         100%

* See note at end of financial statements.



T. Rowe Price High Yield Fund
--------------------------------------------------------------------------------



Performance Comparison
--------------------------------------------------------------------------------

     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.


HIGH YIELD FUND
--------------------------------------------------------------------------------

                  CS First Boston           HYF-Line

5/31/90           10                        10
5/91              11.63                     10.676
5/92              14.792                    13.026
5/93              17.161                    15.37
5/94              18.352                    15.729
5/95              20.373                    16.843
5/96              22.502                    18.369
5/97              25.513                    20.848
5/98              28.641                    23.873
5/99              28.442                    24.525
5/00              27.722                    24.37


Average Annual Compound Total Return
--------------------------------------------------------------------------------

     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

     Periods Ended 5/31/00     1 Year     3 Years     5 Years    10 Years
     ---------------------------------------------------------------------------
     High Yield Fund           -0.63%       5.34%       7.67%       9.32%

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.



T. Rowe Price High Yield Fund
--------------------------------------------------------------------------------



Financial Highlights              For a share outstanding throughout each period
--------------------------------------------------------------------------------

High Yield Shares

                             Year
                            Ended
                          5/31/00    5/31/99    5/31/98    5/31/97    5/31/96

NET ASSET VALUE
Beginning of period      $   8.32   $   8.85   $   8.43   $   8.13   $   8.16

Investment activities

  Net investment income      0.76       0.75       0.77       0.75       0.73
  (loss)

  Net realized and
  unrealized gain (loss)    (0.81)     (0.53)      0.41       0.30      (0.02)

  Total from
  investment activities     (0.05)      0.22       1.18       1.05       0.71

Distributions
  Net investment income     (0.77)     (0.75)     (0.76)     (0.75)     (0.74)

NET ASSET VALUE
End of period               $7.50      $8.32      $8.85      $8.43      $8.13
                            ---------------------------------------------------

Ratios/Supplemental Data
Total return(diamond)       (0.63)%     2.73%     14.51%     13.49%      9.06%

Ratio of total expenses
to average net assets        0.83%      0.82%      0.81%      0.84%      0.85%

Ratio of net investment
income (loss) to average
net assets                   9.60%      8.93%      8.78%      9.15%      8.89%

Portfolio turnover rate      75.9%      95.6%     129.6%     111.3%     100.1%

Net assets, end of period
(in millions)             $  1,524   $  1,776   $  1,725   $  1,401     $1,229


(diamond) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.

The accompanying notes are an integral part of these financial statements.



T. Rowe Price High Yield Fundm
--------------------------------------------------------------------------------
                                                                May 31, 2000



Statement of Net Assets                                Par/Shares        Value
--------------------------------------------------------------------------------
                                                               In Thousands

CORPORATE BONDS AND NOTES  80.8%

Aerospace and Defense  1.7%

Anteon, Sr. Sub. Notes, 12.00%, 5/15/09              $    4,300   $    3,913

BE Aerospace, Sr. Sub. Notes, 8.00%, 3/1/08               4,875        3,857

Communications & Power, Sr. Sub. Notes,

     12.00%, 8/1/05                                       9,550        7,163

Dyncorp, Sr. Sub. Notes, 9.50%, 3/1/07                    6,750        5,400

L3 Communications, Sr. Sub. Notes,

     10.375%, 5/1/07 !@                                   4,780        4,792

                                                                      25,125

Automobiles and Related  1.6%

Advance Stores, Sr. Sub. Notes, 10.25%, 4/15/08           4,100        3,280

Aftermarket Technology, Sr. Sub. Notes, 12.00%, 8/1/04    3,810        3,838

Hayes Lemmerz International, Sr. Sub. Notes,

     8.25%, 12/15/08                                      4,300        3,612

Hayes Wheels International, Sr. Sub. Notes,

     9.125%, 7/15/07                                      2,725        2,439

Lear Sr. Notes

     7.96%, 5/15/05                                       1,725        1,594

     8.11%, 5/15/09                                       4,050        3,628

MSX International, Sr. Sub. Notes, 11.375%, 1/15/08       6,550        6,157

                                                                      24,548

Broadcasting  3.7%

Acme Television, Sr. Disc. Notes, Zero Coupon,

     9/30/04                                              6,100        5,673

Benedek Communications, Sr. Sub. Disc. Notes

     Zero Coupon, 5/15/06                                 4,750        4,037

Capstar Broadcasting, Sub. Deb. Exch., 12.00%, 7/1/09    10,743       12,300

Chancellor Media

  Sr. Notes, 8.00%, 11/1/08                               6,700        6,700

  Sr. Sub. Notes

     8.125%, 12/15/07                                     1,750        1,750

     8.75%, 6/15/07                                       2,850        2,850

     9.00%, 10/1/08                                       2,950        2,998

Paxson Communications, Sr. Sub. Notes, 11.625%,

     10/1/02                                              3,000        3,060

Radio Unica, Sr. Notes, STEP, 0% , 8/1/06                12,000        7,380

Sinclair Broadcasting, Sr. Sub. Notes,

     10.00%, 9/30/05                                      4,800        4,440

Spanish Broadcasting System, Sr. Sub. Notes,

     9.625%, 11/1/09                                      6,325        6,088

                                                                      57,276

Building Products  2.0%

American Builders & Contractors Supply, Sr. Sub. Notes

     10.625%, 5/15/07                                    10,250        8,405

Associated Materials, Sr. Sub. Notes, 9.25%, 3/1/08      $2,650       $2,465

ISG Resources, Sr. Sub. Notes, 10.00%, 4/15/08           15,500       13,795

Nortek, Sr. Sub. Notes, 9.875%, 3/1/04                    6,300        5,906

                                                                      30,571

Building and Real Estate  0.8%

Lennar, Sr. Notes, (144a), 9.95%, 5/1/10                  7,775        7,406

LNR Property, Sr. Sub. Notes, 9.375%, 3/15/08             5,000        4,350

                                                                      11,756

Cable Operators  5.4%

Charter Communications, Sr. Disc. Notes, STEP,

     0%, 4/1/11                                           5,875        3,040

Coaxial Commerce Central Ohio, Sr. Notes,

     10.00%, 8/15/06                                      2,600        2,483

Coaxial LLC, Sr. Notes, STEP, 0%, 8/15/08                 7,700        4,909

Frontiervision

     Sr. Disc. Notes, STEP, 0%, 9/15/07                  10,850        9,168

     Sr. Notes, 11.00%, 10/15/06                          4,200        4,169

International Cabletel, Sr. Notes, STEP,

     0%,  2/1/06                                         12,000       10,980

Northland Cable Television, Sr. Sub. Notes,

     10.25%, 11/15/07                                     6,000        5,340

NTL Communications

  Sr. Notes, STEP

     0%, 4/1/08                                           2,250        1,401

     0%, 10/1/08                                          1,000          642

Telewest PLC

  Sr. Disc. Deb., STEP, 0%, 10/1/07                       6,300        5,922

  Sr. Notes, (144a), 9.875%, 2/1/10 !@                    4,750        4,560

United International Holdings, Sr. Disc. Notes, STEP

     0%, 2/15/08                                         26,200       15,720

United Pan Europe

  Sr. Disc. Notes, (144a), Zero Coupon, 2/1/10           19,850        8,436

  Sr. Notes, 10.875%, 8/1/09                              6,000        4,920

                                                                      81,690


Consumer Products  2.7%

Ballys Total Fitness, Sr. Sub. Notes,

     9.875%, 10/15/07                                     9,075        8,349

Chattem

  Sr. Sub. Notes

     8.875%, 4/1/08                                       4,500        3,825

     12.75%, 6/15/04                                      2,000        2,060

Corning Consumer, Sr. Sub. Notes, 9.625%, 5/1/08          2,650        1,802

Hedstrom Holdings, Sr. Disc. Notes, STEP, 0%, 6/1/09*     2,100           21

Herff Jones, Sr. Sub. Notes, 11.00%, 8/15/05             $5,000       $5,150

Holmes Products

  Gtd. Notes, 9.875%, 11/15/07                              650          426

  Sr. Sub. Notes, 9.875%, 11/15/07                        2,150        1,408

Jostens, Units

 (Each unit consists of a $1,000 par Sr. Sub.

     Note, (144a), 12.75%, 5/1/10 and 1 warrant) !@       4,325        4,238

Mattress Discounters, Sr. Notes, 12.625%, 7/15/07         4,000        3,600

Sleepmaster LLC, Sr. Sub. Notes, 11.00%, 5/15/09         10,000        9,650

                                                                      40,529

Container  1.7%

Applied Extrusion Technology, Sr. Notes,

     11.50%, 4/1/02                                       5,575        5,603

BWAY, Sr. Sub. Notes, 10.25%, 4/15/07                    12,500       11,750

U.S. Can, Sr. Sub. Notes, (Series B),

     10.125%, 10/15/06                                    8,000        8,310

                                                                      25,663

Electric Utilities  0.6%

Orion Power Holdings, Sr. Notes, (144a),

     12.00%, 5/1/10                                       8,820        8,864

                                                                       8,864

Electronic Components  1.3%

Amkor Technology, Sr. Notes, 9.25%, 5/1/06                8,900        8,588

Asat Finance LLC, Gtd., Sr. Notes, (144a),

     12.50%, 11/1/06                                      4,775        5,014

Chippac International Limited, Sr. Sub. Notes, (144a),

     12.75%, 8/1/09                                       1,925        2,021

Intersil, Sr. Sub. Notes, 13.25%, 8/15/09                   553          625

SCG Holding & Semiconductor, 12.00%, 8/1/09               2,763        2,929

                                                                      19,177

Energy  7.3%

Bellwether Exploration, Sr. Sub. Notes,

     10.875%, 4/1/07                                      7,900        7,031

Canadian Forest Oil, Sr. Sub. Notes, 8.75%, 9/15/07       7,200        6,660

Comstock Resources, Sr. Notes, 11.25%, 5/1/07            11,525       11,525

Continental Resources, Sr. Sub. Notes, 10.25%, 8/1/08     7,075        6,297

Denbury Management, Sr. Sub. Notes, 9.00%, 3/1/08         6,060        5,303

Energy Corp. of America, Sr. Sub. Notes,

     9.50%, 5/15/07                                      13,375        8,827

EOTT Energy Partners, Sr. Notes, 11.00%, 10/1/09          3,900        3,900

Forest Oil, Sr. Sub. Notes, 10.50%, 1/15/06               4,800        4,752

Frontier Oil, Sr. Notes, 11.75%, 11/15/09                 7,000        6,737

Nuevo Energy, Sr. Sub. Notes, 9.50%, 6/1/08               2,500        2,375

PDVSA Finance, 6.80%, 11/15/08                            8,700        6,899

Plains Resources, Sr. Sub. Notes, 10.25%, 3/15/06         3,210        3,146

R&B Falcon, 6.75%, 4/15/05                               $2,500       $2,200

RBF Finance, 11.00%, 3/15/06                              4,800        5,136

Stone Energy, Sr. Sub. Notes, 8.75%, 9/15/07              4,250        4,016

Swift Energy, Sr. Sub. Notes, 10.25%, 8/1/09              6,000        5,955

Universal Compression, Sr. Disc. Notes, STEP,

     0%, 2/15/08                                         15,615       10,150

YPF Sociedad Anonima, 10.00%, 11/2/28                    10,000       10,688

                                                                     111,597


Entertainment and Leisure  1.0%

AMC Entertainment, Sr. Sub. Notes, 9.50%, 2/1/11          3,825        1,759

Cinemark USA, Sr. Sub. Notes, 8.50%, 8/1/08               4,100        2,255

Premier Parks

  Sr. Disc. Notes, STEP, 0%, 4/1/08                       5,000        3,288

  Sr. Notes

     9.25%, 4/1/06                                        3,250        3,047

     9.75%, 6/15/07                                       5,000        4,787

                                                                      15,136

Financial  0.6%

Bank United, 10.25%, 12/31/26                             7,500        6,300

Euronet Services, STEP, 0%, 7/1/06 (EUR)                 10,500        3,206

                                                                       9,506

Food and Tobacco  2.2%

Archibald Candy, Sr. Secured Notes, 10.25%, 7/1/04        4,000        3,240

B&G Foods, Sr. Sub. Notes, 9.625%, 8/1/07                12,000        8,160

Doane Pet Care, Sr. Sub. Notes, 9.75%, 5/15/07           15,353       13,357

International Home Foods, Gtd. Sr. Sub. Notes

     10.375%, 11/1/06                                     6,500        6,386

Luigino's, Sr. Sub. Notes, 10.00%, 2/1/06                 3,675        2,867

                                                                      34,010


Gaming  5.3%

Agrosy Gaming, Sr. Sub. Notes, 10.75%, 6/1/09             6,875        7,047

Capital Gaming International, Sr. Sub. Notes,

     12.00%, 5/28/01 !*+@                                     2            0

Eldorado Resorts, Sr. Sub. Notes, 10.50%, 8/15/06         6,000        5,820

Hollywood Casino Shreveport, 1st Mortgage Notes, (144a),

     13.00%, 8/1/06                                       8,000        8,480

Hollywood Park

  Sr. Sub. Notes

     9.25%, 2/15/07                                       3,925        3,915

     9.50%, 8/1/07                                        2,325        2,314

Horseshoe Gaming Holdings, Sr. Sub. Notes

     8.625%, 5/15/09 (Series B)                      $    7,125   $    6,502

Horseshoe Gaming LLC, Sr. Sub. Notes

     9.375%, 6/15/07 (Series B)                           5,150        4,957

International Game Technology, Sr. Notes,

     8.375%, 5/15/09                                     10,000        9,250

Isle of Capri Casinos, Sr. Sub. Notes,

     8.75%, 4/15/09                                      13,000       11,635

Mohegan Tribal Gaming, Sr. Notes, 8.125%, 1/1/06          5,000        4,656

Players International, Sr. Notes, 10.875%, 4/15/05        3,850        3,994

Station Casinos, Sr. Sub. Notes, 10.125%, 3/15/06         6,100        6,161

Venetian Casino, Sr. Sub. Notes, 14.25%, 11/15/05         6,700        5,996

                                                                      80,727

Health Care  3.2%

Bio-Rad Labs, Sr. Sub. Notes, (144a), 11.625%, 2/15/07    6,000        6,090

Dade International, Sr. Sub. Notes, 11.125%, 5/1/06       2,125        1,381

Fresenius Medical Care Capital Trust

  I  9.00%, 12/1/06                                       6,500        6,077

  II 7.875%, 2/1/08                                       2,400        2,106

King Pharmaceuticals, Sr. Sub. Notes, 10.75%, 2/15/09     3,300        3,366

Lifepoint Hospitals, Sr. Sub. Notes, 10.75%, 5/15/09      8,000        8,160

Mariner Post Acute Network

  Sr. Sub. Notes, 9.50%, 11/1/07*                         3,000           60

  Sr. Sub. Disc. Notes, Zero Coupon, 11/1/07*             8,100           81

Quest Diagnostics, Gtd. Sr. Sub. Notes,

     10.75%, 12/15/06                                     8,050        8,452

Tenet Healthcare, Sub. Exch. Notes, 6.00%, 12/1/05        5,000        4,101

Triad Hospitals, Sr. Sub. Notes, 11.00%, 5/15/09          8,605        8,799

                                                                      48,673


Internet Service Providers  2.6%

Cybernet Internet Services, Sr. Notes, 14.00%, 7/1/09     3,350        2,345

Exodus Communications

   Sr. Notes

     10.75%, 12/15/09                                     6,150        6,058

     11.25%, 7/1/08                                       3,850        3,888

Globix, Sr. Notes, (144a), 12.50%, 2/1/10                 6,000        5,040

PSINet, Sr. Notes, 11.50%, 11/1/08                        7,525        6,829

Verio

  Sr. Notes

     11.25%, 12/1/08                                      7,700        8,547

     13.50%, 6/15/04                                      3,000        3,390

     (144a), 10.625%, 11/15/09                            3,100        3,410

                                                                      39,507


Lodging  1.5%

Courtyard by Marriott II, Sr. Notes, 10.75%, 2/1/08     $14,700      $14,406

HMH Properties, Sr. Notes, 7.875%, 8/1/08                 6,100        5,200

Lodgian Financing, Sr. Sub. Notes, 12.25%, 7/15/09        4,050        3,240

                                                                      22,846

Long Distance  2.6%

Energis, Sr. Notes, 9.75%, 6/15/09                        4,400        4,268

Esprit Telecom, Sr. Notes, 10.875%, 6/15/08               2,000        1,560

Hermes Europe Railtel

  Sr. Notes

     10.375%, 1/15/09                                       950          732

     11.50%, 8/15/07                                      1,200          966

Level 3 Communications, Sr. Notes, 9.125%, 5/1/08         2,650        2,282

Metromedia Fiber Network, Sr. Notes, 10.00%, 11/15/08     7,000        6,650

Primus Telecommunications, Sr. Notes, 12.75%, 10/15/09    4,750        4,038

RSL Communications

  Sr. Notes

     9.125%, 3/1/08                                       2,000        1,340

     12.00%, 11/1/08                                      2,450        1,813

Viatel

     Sr. Disc. Notes, STEP, 0%, 4/15/08                   2,650        1,272

     Sr. Notes, 11.50%, 3/15/09                           4,900        3,822

Williams Communications Group, Sr. Notes,

     10.875%, 10/1/09                                     6,600        6,616

Worldwide Fiber, Sr. Notes, 12.00%, 8/1/09                4,750        4,394

                                                                      39,753

Manufacturing  1.7%

Hawk, Sr. Notes, 10.25%, 12/1/03                         10,629        9,672

HCC Industries, Sr. Sub. Notes, 10.75%, 5/15/07           9,025        3,881

International Wire

  Sr. Sub. Notes, 11.75%, 6/1/05                         12,302       12,548

                                                                      26,101

Metals and Mining  1.7%

Bethlehem Steel, Sr. Notes, 10.375%, 9/1/03               4,850        4,753

Better Minerals & Aggregates, Sr. Sub. Notes,

     13.00%, 9/15/09                                      5,750        5,664

Golden Northwest Aluminum, 1st Mortgage Notes

     12.00%, 12/15/06                                     5,350        5,577

Kaiser Aluminum & Chemical, Sr. Sub. Notes,

     12.75%, 2/1/03                                       4,850        4,438

Russel Metals, Sr. Notes, 10.00%, 6/1/09                  6,000        5,760

                                                                      26,192

Paper and Paper Products  3.2%

Ainsworth Lumber, Sr. Notes, 12.50%, 7/15/07             $3,400       $3,502

Doman Industries, Sr. Sub. Notes, 12.00%, 7/1/04          4,000        4,050

Four M, Sr. Notes, 12.00%, 6/1/06                         4,750        4,560

Kappa Beheer, Sr. Sub. Notes, 10.625%, 7/15/09            7,000        7,105

Millar Western, Sr. Notes, 9.875%, 5/15/08                3,400        3,230

Norampac, Sr. Notes, 9.50%, 2/1/08                          875          851

Paperboard International, Sr. Notes, 8.375%, 9/15/07      6,750        5,603

Repap New Brunswick, Sr. Sec. Notes, 11.50%, 6/1/04       7,550        7,550

Riverwood International, Sr. Sub. Notes,

     10.875%, 4/1/08                                      8,700        8,134

U.S. Timberland Klamath Falls, Sr. Notes,

     9.625%, 11/15/07                                     5,360        4,663

                                                                      49,248


Printing and Publishing  2.2%

Hollinger International Publishing, Gtd. Notes,

     9.25%, 3/15/07                                       9,900        9,603

Sun Media

  Sr. Sub. Notes

     9.50%, 2/15/07                                       4,275        4,083

     9.50%, 5/15/07                                       2,925        2,793

TDL Infomedia Group, Sr. Sub. Notes

     12.125%, 10/15/09 (GBP)                              3,000        4,580

Transwestern Holdings, Sr. Disc. Notes, STEP,

     0%, 11/15/08                                         4,600        3,335

Transwestern Publishing, Sr. Sub. Notes,

     9.625%, 11/15/07                                     3,900        3,744

Yankeenets Capital, Sr. Notes, 12.75%, 3/1/07             5,750        5,405

                                                                      33,543

Restaurants  0.9%

AFC Enterprises, Sr. Sub. Notes, 10.25%, 5/15/07          5,000        4,700

Avado Brands, Sr. Notes, 9.75%, 6/1/06                    2,000        1,580

Foodmaker, Sr. Sub. Notes, 8.375%, 4/15/08                2,750        2,558

Sbarro, Sr. Notes, 11.00%, 9/15/09                        5,000        5,025

                                                                      13,863


Retail  0.0%

Safelite Glass

  Sr. Sub. Notes

     9.875%, 12/15/06 (Series B) *                        4,600           34

     9.875%, 12/15/06 (Series D) *                        2,100           16

                                                                          50

Satellites  0.6%

Orbital Imaging, Sr. Notes, 11.625%, 3/1/05               3,400        2,219

Pegasus Communications

  Sr. Notes

     9.625%, 10/15/05                                $    2,950   $    2,832

     9.75%, 12/1/06                                       4,900        4,704

                                                                       9,755

Service  3.0%

AP Holdings, Sr. Disc. Notes, STEP, 0%, 3/15/08           4,300          430

Avis Rent A Car, Sr. Sub. Notes, 11.00%, 5/1/09           8,000        8,120

Coinmach, Sr. Sub. Notes, 11.75%, 11/15/05               11,475       10,901

Global Imaging, Sr. Sub. Notes, 10.75%, 2/15/07           6,300        5,481

Intertek Finance, Sr. Sub. Notes, 10.25%, 11/1/06         9,875        8,196

Iron Mountain, Sr. Notes, 8.125%, 5/15/08                 6,000        5,213

Mastec, Sr. Sub. Notes, 7.75%, 2/1/08                     8,250        7,590

                                                                      45,931

Specialty Chemicals  1.6%

American Pacific, Sr. Notes, 9.25%, 3/1/05                5,750        5,693

Ineos Acryl, Sr. Notes, (144a),

     10.25%, 5/15/10 (EUR) !@                             1,950        1,869

Koppers, Sr. Sub. Notes, 9.875%, 12/1/07                  8,850        8,142

Octel, Sr. Notes, 10.00%, 5/1/06                          9,255        8,561

                                                                      24,265

Supermarkets  0.6%

Jitney-Jungle Stores

  Sr. Sub. Notes

     10.375%, 9/15/07 *                                   8,000           60

     12.00%, 3/1/06 *                                     3,100          465

Pathmark Stores, Sr. Sub. Notes, 10.75%, 11/1/03 *        6,100          427

The Pantry, Sr. Sub. Notes, 10.25%, 10/15/07              8,750        8,138

                                                                       9,090

Textiles and Apparel  1.4%

Dan River, Sr. Sub. Notes, 10.125%, 12/15/03              6,250        6,000

Delta Mills, Sr. Notes, 9.625%, 9/1/07                    8,400        6,741

Dyersburg, Sr. Sub. Notes, 9.75%, 9/1/07                 10,150        2,538

Westpoint Stevens, Sr. Notes, 7.875%, 6/15/05             7,825        6,573

                                                                      21,852

Transportation (excluding Railroad)  1.3%

Greyhound Lines, Sr. Notes, 11.50%, 4/15/07               1,100          759

Petro Stopping, Sr. Notes, 10.50%, 2/1/07                 5,700        5,044

TravelCenters of America, Sr. Sub. Notes,

     10.25%, 4/1/07                                      15,150       14,317

                                                                      20,120

Wireless Communications  6.8%

Airgate PCS, Sr. Sub. Notes, STEP, 0%, 10/1/09          $12,800       $7,200

Centennial Cellular, Sr. Sub. Notes,

     10.75%, 12/15/08                                     4,600        4,508

DLJ Secured Loan Trust, 10.125%, 7/7/07                   4,500        4,455

Leap Wireless, Units

  (Each unit consists of a $1,000 par Sr. Note, (144a)

     12.50%, 4/15/10, and 1 warrant) !@                   6,700        6,298

  (Each unit consists of a $1,000 par Sr. Disc. Note

     (144a), 14.50%, 4/15/10, and 1 warrant) !@           3,750        1,612

McCaw International, Sr. Disc. Notes,

     Zero Coupon, 4/15/07                                 7,900        5,771

Microcell Telecommunications, Sr. Disc. Notes

     STEP, 0%, 6/1/06 (Series B)                          3,900        3,569

Millicom International Cellular, Sr. Sub. Disc. Notes

     Zero Coupon, 6/1/06                                 12,000        9,960

Nextel Communications, Sr. Notes, 12.00%, 11/1/08         1,950        2,028

Nextel International, Sr. Disc. Notes, Zero Coupon,

     4/15/08                                                950          584

Nextel Partners, Sr. Disc. Notes, STEP, 0%, 2/1/09        4,550        2,912

Omnipoint, Sr. Notes, (144a), 11.50%, 9/15/09             4,100        4,428

Price Communications Wireless

  Sr. Notes, 9.125%, 12/15/06                             8,675        8,697

  Sr. Sub. Notes, 11.75%, 7/15/07                         2,650        2,855

Rogers Cantel, Sr. Deb., 9.75%, 6/1/16                    6,625        6,956

Telecorp PCS, Sr. Sub. Disc. Notes, Zero Coupon,

     4/15/09                                              7,550        4,945

Triton PCS, Sr. Sub. Disc. Notes, STEP, 0%, 5/1/08       11,775        8,537

Ubiquitel Operating, Units

  (Each unit consists of a $1,000 par Sr. Disc. Note

     (144a), STEP, 0%, 4/15/10, and 1 warrant) !@        12,750        7,013

VoiceStream Wireless

  Sr. Disc. Notes, Zero Coupon, 11/15/09                 10,850        6,727

  Sr. Notes, 10.375%, 11/15/09                            3,850        3,898

                                                                     102,953

Wireline Communications  8.0%

Alaska Communications, Sr. Sub. Notes, 9.375%, 5/15/09    8,630        7,767

Allegiance Telecom, Sr. Notes, Zero Coupon, 2/15/08      10,625        7,491

Colt Telecom, Sr. Disc. Notes, STEP, 0%, 12/15/06        20,000       17,000

Completel Europe, Sr. Notes, (144a),

     14.00%, 4/15/10 (EUR)                                4,850        4,389

Covad Commerce Group, Sr. Notes, (144a),

     12.00%, 2/15/10                                      4,350        4,013

Covad Communications, Sr. Disc. Notes, 13.50%, 3/15/08    7,850        4,730

Focal Communications, Sr. Notes, (144a),

     11.875%, 1/15/10                                $    6,000   $    5,760

Hyperion Telecommunications, Sr. Disc. Notes, STEP

     0%, 4/15/03                                          4,825        4,318

ICG Services, Sr. Disc. Notes, STEP, 0%, 9/15/05         10,300        9,563

Intermedia Communications

  Sr. Disc. Notes, STEP, 0%, 5/15/06                      1,000          893

  Sr. Notes, STEP, 0%, 3/1/09                             4,750        2,648

Jazztel, Sr. Notes, 14.00%, 4/1/09                        8,650        8,001

KMC Telecom

  Sr. Notes

     STEP, 0%, 2/15/08                                    9,650        4,728

     13.50%, 5/15/09                                      2,000        1,820

McLeod USA, Sr. Notes, STEP, 0%, 3/1/07                   8,150        6,418

Netia Holdings, Sr. Notes, 10.25%, 11/1/07                3,800        3,192

Nextlink Communications

  Sr. Disc. Notes, STEP, 0%, 6/1/09                       6,700        3,819

  Sr. Notes, 12.50%, 4/15/06                              5,000        5,000

Rhythms Netconnections, Sr. Notes, 12.75%, 4/15/09        4,400        3,476

Tele1 Europe, Sr. Notes, 13.00%, 5/15/09                  8,000        7,760

Versatel Telecom, Sr. Notes, 13.25%, 5/15/08              9,200        8,924

                                                                     121,710


Total Corporate Bonds and Notes (Cost  $1,361,957)                 1,231,627



EQUITY AND CONVERTIBLE SECURITIES  11.6%

Automobiles and Related  0.0%

Hayes Wheels International, Warrants, 7/15/07 *              18          264

                                                                         264

Beverages  0.7%

Dr. Pepper Bottling Holdings, Common Stock

       (Class A) *!+@                                       397        9,914

                                                                       9,914


Broadcasting  1.3%

Citadel Broadcasting, Pfd. Stock PIK (Series B) *            66        7,262

Cumulus Media, Exch. Pfd. Stock (Series A)                    3        2,666

Sinclair Capital, Pfd. Stock (Series B)                      87        8,218

Spanish Broadcasting System, Common Stock, (144a) *!+@       64          980

                                                                      19,126


Cable Operators  1.9%

Classic Communications, Common Stock, (144a) *+              $9          $64

CSC Holdings

  PIK, Pfd. Stock (Series H)                                 45        4,848

  PIK, Pfd. Stock (Series M)                                222       23,992

Peachtree Cable Associates, Common Stock *                   10            0

Time Warner, Common Stock                                     2          121

UIH Australia Pacific, Warrants, 5/15/06 *                    5          148

                                                                      29,173


Consumer Products  0.0%

Hedstrom Holdings, Common Stock, (144a) *                   246            2

                                                                           2


Electronic Components  0.0%

Asat Finance, Warrants, (144a) *                              2          210

                                                                         210


Energy  0.1%

Clark USA, Cum. Sr. Exch. Pfd. PIK, Stock *                  63        1,382

                                                                       1,382


Entertainment and Leisure  0.1%

Premier Parks, Common Stock *                                60        1,429

                                                                       1,429


Gaming  0.0%

Becker Gaming, Warrants, 11/15/00 *                         425            4

Capital Gaming International, Common Stock *+                 1            0

Hollywood Casino, Common Stock (Class A) *                   93          469

                                                                         473


Health Care 0.0%

Wright Medical Technology, Warrants, 6/30/03 *               38            0

                                                                           0


Internet Service Providers  0.0%

Cybernet Internet Services, Warrants, 7/1/09 *                3          201

Splitrock Services, Warrants, 7/15/08 *+                      2          366

                                                                         567


Lodging  0.1%

Lodgian Capital Trust I, Exch. Pfd. Stock *                 125        2,000

                                                                       2,000


Long Distance  0.7%

Global Crossing Holdings, Sr. Pfd. Exch. Stock              101        9,874

RSL Communications, Warrants, (144a), 11/15/06                3          144

                                                                      10,018


Metals and Mining  0.3%

International Utility Structures

  Common Stock (CAD) *                                $      25    $      30

  Exch. Pfd. PIK, Stock (144a) *                              1        1,175

  Pfd. Stock (144a) *                                         5        3,681

                                                                       4,886

Paper and Paper Products  0.4%

Packaging Corp. of America, Common Stock *                  100        1,150

Smurfit-Stone Container, Common Stock *                     300        4,266

                                                                       5,416


Retail  0.0%

Lamonts Apparel

  Common Stock *                                              3            0

  Warrants, 1/31/08 *+                                        1            0

                                                                           0


Satellites  0.5%

Pegasus Communications, Exch. Pfd. PIK, Stock *               6        6,837

                                                                       6,837


Service  0.0%

Efficient Market Services, Common Stock *!+@                558            0

                                                                           0


Textiles and Apparel  0.2%

Anvil Holdings, PIK, Sr. Exch. Pfd. Stock (Series B) *      304        3,042

                                                                       3,042


Wireless Communications  3.3%

Clearnet Communications, Common Stock (Class A) *            66        1,910

Dobson Communications, PIK, Pfd. Stock *                     14       13,640

Microcell Telecommunications, Common Stock (Class B) *       71        2,617

Nextel Communications

  Common Stock (Class A)*                                    12        1,126

  Exch. Pfd. PIK, Stock (Series E) *                         10        9,193

  Exch. Pfd. PIK, Stock (Series D) *                        121       12,326

Rural Cellular, PIK, Sr. Exch. Pfd. Stock *                  11        9,963

                                                                      50,775

Wireline Communications  2.0%

Allegiance Telecom, Warrants, 2/3/08*                         8        1,163

AT&T Canada, Common Stock, (Class B) *!+@                    28          991

E. Spire Communications, PIK, Jr. Red. Pfd. Stock *          75        2,638

Intermedia Communications

  Exch. Pfd. PIK, Stock (Series B)*                         $82       $7,589

  (144a), Warrants, 6/1/00 *                                  2          312

ITC Deltacom, Common Stock *                                 70        1,271

KMC Telecom, (144a), Warrants, 4/15/08 *                      5           12

Nextlink Communications, Sr. Exch. Pfd. Stock *             252       12,621

Rhythms Netconnections, Pfd. Conv., (144a) *                 30        1,687

Tele1 Europe Holding ADR, Common Stock *                    148        1,721

                                                                      30,005


Total Equity and Convertible Securities (Cost  $188,790)             175,519


MONEY MARKET FUNDS  5.6%

Reserve Investment Fund, 6.48% #                         86,163       86,163

Total Money Market Funds (Cost $86,163)                               86,163



Total Investments in Securities

98.0% of Net Assets (Cost  $1,636,910)                            $1,493,309

Other Assets Less Liabilities                                         30,536

NET ASSETS                                                        $1,523,845
                                                                  ----------

Net Assets Consist of:

Accumulated net investment income - net of distributions                $898

Accumulated net realized gain/loss - net of distributions           (183,105)

Net unrealized gain (loss)                                          (143,601)

Paid-in-capital applicable to 203,209,843 shares of $0.01 par
value capital stock outstanding; 1,000,000,000 shares authorized   1,849,653

NET ASSETS                                                        $1,523,845
                                                                  ----------

NET ASSET VALUE PER SHARE

High Yield shares
   ($1,523,834,662/203,208,522 shares outstanding)                     $7.50

High Yield Advisor shares
   ($9,910/1,321 shares outstanding)                                   $7.50


   ! Private Placement
   * Non-income producing
   + Securities valued by the Fund's Board of Directors
   @ Securities contain some restrictions as to public resale - total of such securities at period-end amounts to 2.8% of net assets
   # Seven-day yield
STEP Stepped coupon note for which the interest rate will adjust on specified future date(s). 144a Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers - total of such securities at period-end amounts to 7.0% of net assets.
 ADR American depository receipt
 CAD Canadian dollar
 EUR Euro
 GBP Pound sterling
 PIK Payment-in-Kind

The accompanying notes are an integral part of these financial statements.



T. Rowe Price High Yield Fund
--------------------------------------------------------------------------------



Statement of Operations
--------------------------------------------------------------------------------
In thousands

                                                                        Year
                                                                       Ended
                                                                     5/31/00

Investment Income (Loss)

Income

       Interest                                                    $ 153,245

       Dividend                                                       18,532

       Total income                                                  171,777

Expenses

       Investment management                                          10,209

       Shareholder servicing

         High Yield shares                                             2,840

         High Yield Advisor shares                                        --

       Custody and accounting                                            251

       Prospectus and shareholder reports

         High Yield shares                                               141

         High Yield Advisor shares                                        --

       Legal and audit                                                    93

       Registration                                                       23

       Directors                                                          11

       Miscellaneous                                                      36

       Total expenses                                                 13,604

       Expenses paid indirectly                                          (72)

       Net expenses                                                   13,532

Net investment income (loss)                                         158,245

Realized and Unrealized Gain (Loss)

Net realized gain (loss)

       Securities                                                    (43,798)

       Foreign currency transactions                                    (592)

       Net realized gain (loss)                                      (44,390)

Change in net unrealized gain or loss on securities                 (123,759)

Net realized and unrealized gain (loss)                             (168,149)

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                               $(9,904)
                                                                   ----------



The accompanying notes are an integral part of these financial statements.



T. Rowe Price High Yield Fund
--------------------------------------------------------------------------------



Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands

                                                           Year
                                                          Ended
                                                        5/31/00      5/31/99

Increase (Decrease) in Net Assets

Operations

    Net investment income (loss)                     $  158,245   $  152,300

    Net realized gain (loss)                            (44,390)     (42,476)

    Change in net unrealized gain or loss              (123,759)     (64,310)

    Increase (decrease) in net assets from operations    (9,904)      45,514

Distributions to shareholders

    Net investment income
       High Yield shares                               (160,242)    (151,465)

Capital share transactions*

    Shares sold
       High Yield shares                                263,358      397,369

       High Yield Advisor shares                             10            -

    Distributions reinvested
       High Yield shares                                130,969      125,023

    Shares redeemed
       High Yield shares                               (476,197)    (365,860)

    Redemption fees received
       High Yield shares                                    297          398

Increase (decrease) in net assets from capital
share transactions                                      (81,563)     156,930

Net Assets

Increase (decrease) during period                      (251,709)      50,979

Beginning of period                                   1,775,554    1,724,575

End of period                                        $1,523,845   $1,775,554
                                                    -------------------------
*Share information

    Shares sold
       High Yield shares                                 33,110       47,202

       High Yield Advisor shares                              1            -

    Distributions reinvested
       High Yield shares                                 16,610       14,826

    Shares redeemed
       High Yield shares                                (59,930)     (43,431)

    Increase (decrease) in shares outstanding           (10,209)      18,597


The accompanying notes are an integral part of these financial statements.



T. Rowe Price High Yield Fund
--------------------------------------------------------------------------------
                                                                May 31, 2000



Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price High Yield Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The fund seeks high current income and, secondarily, capital appreciation by investing principally in a widely diversified portfolio of high-yield corporate bonds, income-producing convertible securities, and preferred stocks. The fund has two classes of shares-High Yield, offered since December 31, 1984, and High Yield Advisor Class, first offered on March 31, 2000. High Yield Advisor Class sells its shares only through financial intermediaries, which it compensates for distribution and certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class, separate voting rights on matters that relate to both classes, and, in all other respects, the same rights and obligations as the other class.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     Valuation   Debt securities are generally traded in the over-the-counter market. Investments in securities with original maturities of one year or more are stated at fair value as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities of less than one year are stated at fair value, which is determined by using a matrix system that establishes a value for each security based on money market yields.

     Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price on the day the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Currency Translation   Assets and liabilities are translated into U.S.
     dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     Premiums and Discounts Premiums on high-yield debt securities, other than PIK and STEP bonds, are recognized upon disposition of the security as gain or loss for both financial reporting and tax purposes. Market discounts are recognized upon disposition of the security as gain or loss for financial reporting purposes and as ordinary income for tax purposes. Original issue discounts, and all premiums and discounts on PIK and STEP bonds, are amortized for both financial reporting and tax purposes.

     Class Accounting The High Yield Advisor Class pays distribution and administrative expenses, in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class's average net assets. Shareholder servicing, prospectus, and shareholder report expenses are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class. Income distributions are declared by each class on a daily basis, and paid monthly. Capital gain distributions are declared and paid by the fund on an annual basis.

     Other   Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily uninvested cash balances at the custodian and are used to reduce the fund's custody charges.


NOTE 2 - INVESTMENT TRANSACTIONS

     Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

     Noninvestment-Grade Debt Securities At May 31, 2000, the fund held investments in noninvestment-grade debt securities, commonly referred to as "high-yield" or "junk" bonds. A real or perceived economic downturn or higher interest rates could adversely affect the liquidity or value, or both, of such securities because such events could lessen the ability of issuers to make principal and interest payments.

     Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $1,147,532,000 and $1,276,976,000, respectively, for the year ended May 31, 2000.


NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. As of May 31, 2000, the fund has capital loss carryforwards for federal income tax purposes of $164,272,000, of which $6,571,000 expires in 2002, $40,450,000 in 2003, and $117,251,000 thereafter through 2008. The fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

     At May 31, 2000, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $1,636,910,000. Net unrealized loss aggregated $143,601,000 at period-end, of which $25,075,000 related to appreciated investments and $168,676,000 to depreciated investments.


NOTE 4 - RELATED PARTY TRANSACTIONS

     The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $808,000 was payable at May 31, 2000. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.30% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At May 31, 2000, and for the year then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     The manager has agreed to bear any expenses through December 31, 2001, which would cause High Yield Advisor shares' ratio of expenses to average net assets to exceed 1.05%. Thereafter, through December 31, 2003, High Yield Advisor shares are required to reimburse the manager for these expenses, provided that its average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing its ratio of expenses to average net assets to exceed 1.05%.

     In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $1,527,000 for the year ended May 31, 2000, of which $164,000 was payable at period-end.

     Additionally, the fund is one of several T. Rowe Price-sponsored mutual funds (underlying funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Spectrum does not invest in the underlying funds for the purpose of exercising management or control. Expenses associated with the operation of Spectrum are borne by each underlying fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by Spectrum, pursuant to special servicing agreements between and among Spectrum, the underlying funds, T. Rowe Price, and, in the case of T. Rowe Price Spectrum International, Rowe Price-Fleming International. Spectrum Income Fund held approximately 32.2% of the outstanding shares of the fund at May 31, 2000. For the year then ended, the fund was allocated $1,217,000 of Spectrum expenses, $120,000 of which was payable at period-end.

     The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended May 31, 2000, totaled $6,217,000 and are reflected as interest income in the accompanying Statement of Operations.


T. Rowe Price High Yield Fund
--------------------------------------------------------------------------------



Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of
T. Rowe Price High Yield Fund, Inc.

     In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price High Yield Fund, Inc. (the "Fund") at May 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2000 by correspondence with custodians, provide a reasonable basis for the opinion expressed above.


     PricewaterhouseCoopers LLP
     Baltimore, Maryland
     June 19, 2000


T. Rowe Price High Yield Fund
--------------------------------------------------------------------------------



Tax Information (Unaudited) for the Tax Year Ended 5/31/00
--------------------------------------------------------------------------------

     We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

     For corporate shareholders, $18,532,000 of the fund's distributed income and short-term capital gains qualified for the dividends-received deduction.



T. Rowe Price Shareholder Services
--------------------------------------------------------------------------------


Investment Services And Information

     KNOWLEDGEABLE SERVICE REPRESENTATIVES

     By Phone 1-800-225-5132 Available Monday through Friday from 8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

     In Person Available in T. Rowe Price Investor Centers.


     ACCOUNT SERVICES

     Checking Available on most fixed income funds ($500 minimum).

     Automatic Investing From your bank account or paycheck.

     Automatic Withdrawal Scheduled, automatic redemptions.

     Distribution Options Reinvest all, some, or none of your distributions.

     Automated 24-Hour Services Including Tele*Access(registered trademark) and the T. Rowe Price Web site on the Internet. Address: www.troweprice.com


     BROKERAGE SERVICES*

     Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.**


     INVESTMENT INFORMATION

     Combined Statement Overview of all your accounts with T. Rowe Price.

     Shareholder Reports Fund managers' reviews of their strategies and results.

     T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

     Performance Update Quarterly review of all T. Rowe Price fund results.

     Insights Educational reports on investment strategies and financial markets.

     Investment Guides Asset Mix Worksheet, College Planning Kit, Diversifying
     Overseas: A Guide to International Investing, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

     * T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.
     ** Based on a September 1999 survey for representative-assisted stock trades. Services vary by firm, and commissions may vary depending on size of order.


T. Rowe Price Mutual Funds

STOCK FUNDS

Domestic

Blue Chip Growth
Capital Appreciation
Capital Opportunity
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New Horizons*
Real Estate
Science & Technology
Small-Cap Stock
Small-Cap Value
Spectrum Growth
Tax-Efficient Growth
Total Equity Market Index
Value

International/Global

Emerging Markets Stock
European Stock
Global Stock
International Discovery*
International Growth & Income
International Stock
Japan
Latin America
New Asia
Spectrum International


BOND FUNDS

Domestic Taxable

Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Short-Term U.S. Government
Spectrum Income
Summit GNMA
Summit Limited-Term Bond
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-Free

California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Short-Term Tax-Free Bond
Virginia Tax-Free Bond

International/Global

Emerging Markets Bond
Global Bond
International Bond


MONEY MARKET FUNDS!

Taxable

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

Tax-Free

California Tax-Free Money
New York Tax-Free Money
Summit Municipal
Money Market
Tax-Exempt Money


BLENDED ASSET FUNDS

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced


T. ROWE PRICE NO-LOAD
VARIABLE ANNUITY

Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio

*    Closed to new investors.

! Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

Please call for a prospectus. Read it carefully before investing.

     The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by
     Security Benefit Life Insurance Company. In New York, it[#FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY. T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.



T. Rowe Price Advisory Services and Retirement Resources
--------------------------------------------------------------------------------


Advisory Services, Retirement Resources

     T. Rowe Price is your full-service retirement specialist. We have developed unique advisory services that can help you meet the most difficult retirement challenges. Our broad array of retirement plans is suitable for individuals, the self-employed, small businesses, corporations, and nonprofit organizations. We also provide recordkeeping, communications, and investment management services, and our educational materials, self-help planning guides, and software tools are recognized as among the industry's best. For information or to request literature, call us at 1-800-638-5660, or visit our Web site at www.troweprice.com.

     ADVISORY SERVICES

     T. Rowe Price Retirement Income ManagerSM helps retirees or those within two years of retirement determine how much income they can take in retirement. The program uses extensive statistical analysis and the input of financial planning professionals to suggest an income plan that best meets your objectives.

     T. Rowe Price Rollover Investment Service offers asset allocation advice to those planning a major change in their qualified retirement plans, such as a 401(k) rollover from a previous employer or an IRA transfer.


     RETIREMENT RESOURCES AT T. ROWE PRICE

     Traditional, Roth, and Rollover IRAs
     SEP-IRA and SIMPLE IRA
     Profit Sharing
     Money Purchase Pension
     "Paired" Plans (Money Purchase
       Pension and Profit Sharing Plans)
     401(k) and 403(b)
     457 Deferred Compensation

     Planning and Informational Guides

     Minimum Required Distributions Guide
     Retirement Planning Kit
     Retirees Financial Guide
     Tax Considerations for Investors

     Insights Reports

     The Challenge of Preparing for Retirement
     Financial Planning After Retirement
     The Roth IRA: A Review

     Software Packages

     T. Rowe Price Retirement Planning AnalyzerTM CD-ROM or diskette $19.95. To order, please call 1-800-541-5760. Also available on the Internet for $9.95.

     T. Rowe Price Variable Annuity AnalyzerTM CD-ROM or diskette, free. To order, please call 1-800-469-5304.

     T. ROWE PRICE IMMEDIATE VARIABLE ANNUITY (INCOME ACCOUNT)

     Investment Kits

     We will be happy to send you one of our easy-to-follow investment kits when you are ready to invest in any T. Rowe Price retirement vehicle, including IRAs, qualified plans, small-business plans, or our no-load variable annuities.


T. Rowe Price Insights Reports
--------------------------------------------------------------------------------

The Fundamentals of Investing

     Whether you are unsure how to get started or are saving for a specific goal, such as retirement or college, the T. Rowe Price Insights series can help you make informed investment decisions. These reports, written in plain English about fundamental investment topics, can be useful at every stage of your investment journey. They cover a range of topics, from the basic, such as getting started with mutual funds, to the more advanced, such as managing risk through diversification or buying individual securities through a broker. To request one or more Insights, call us at 1-800-638-5660.

     INSIGHTS REPORTS

     General Information

     The ABCs of Giving
     Back to Basics: The ABCs of Investing
     The Challenge of Preparing for Retirement
     Financial Planning After Retirement
     Getting Started: Investing With Mutual Funds
     The Roth IRA: A Review
     Tax Information for Mutual Fund Investors

     Investment Strategies

     Conservative Stock Investing
     Dollar Cost Averaging
     Equity Index Investing
     Growth Stock Investing
     Investing for Higher Yield
     Managing Risk Through Diversification
     The Power of Compounding
     Value Investing

     Types of Securities

     The Basics of International Stock Investing
     The Basics of Tax-Free Investing
     The Fundamentals of Fixed Income Investing
     Global Bond Investing
     Investing in Common Stocks
     Investing in Emerging Growth Stocks
     Investing in Financial Services Stocks
     Investing in Health Care Stocks
     Investing in High-Yield Municipal Bonds
     Investing in Money Market Securities
     Investing in Mortgage-Backed Securities
     Investing in Natural Resource Stocks
     Investing in Science and Technology Stocks
     Investing in Small-Company Stocks
     Understanding Derivatives
     Understanding High-Yield "Junk" Bonds

     Brokerage Insights

     Combining Individual Securities With Mutual Funds
     Getting Started: An Introduction to Individual Securities
     What You Should Know About Bonds
     What You Should Know About Margin and Short-Selling
     What You Should Know About Options
     What You Should Know About Stocks

     T. Rowe Price Insights are also available for reading or downloading on the Internet at www.troweprice.com.


T. Rowe Price Brokerage
--------------------------------------------------------------------------------

Brokerage Services

T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.

T. Rowe Price Brokerage provides high-quality services and financial tools you can use to manage your investments effectively and conveniently. We also offer significant commission savings over full-service brokerages on a wide range of individual securities and other investments.*

     Internet and Automated Services You can enter trades, access quotes, and review account information 24 hours a day, seven days a week, by telephone or computer. We offer a flat-rate commission of $24.95 on stock trades placed through our Internet-Trader service.**

     Research Services To help you make informed investment decisions, we offer access to several sources of data. You can research your investments using our Online Research & News Service, provided by Thomson Investors Network, which includes company profiles, intra-day and 12-month interactive charting, and analysts' ratings and earnings estimates. Using our Research On Call service, you can request reports from Standard & Poor's, Vicker's, Lipper, and other well-known research providers to be delivered by fax or by mail.

     Dividend Reinvestment Service This service helps keep more of your money working for you. Cash dividends (of $10 or greater) from your eligible securities will be invested automatically in additional shares of the same company, free of charge. Most stocks listed on national securities exchanges or Nasdaq are eligible for this service.

     * Based on a September 1999 survey for representative-assisted stock trades. Services vary by firm, and commissions may vary depending on size of order.

     ** $24.95 per trade for up to 1,000 shares plus an additional $.02 for each share over 1,000 shares. Visit our Web site for a complete commission schedule or call for rates on representative-assisted and other non-Internet trades.


For fund and account information
or to conduct transactions,
24 hours, 7 days a week
By touch-tone telephone
Tele*Access 1-800-638-2587
By Account Access on the Internet
www.troweprice.com/access

For assistance
with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132

To open a brokerage account
or obtain information, call:
1-800-638-5660

Internet address:
www.troweprice.com

Plan Account Lines for retirement
plan participants:
The appropriate 800 number appears
on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus appropriate
to the fund or funds covered in this
report.

Walk-In Investor Centers:
For directions, call 1-800-225-5132
or visit our Web site

Baltimore Area
Downtown
101 East Lombard Street
Owings Mills
Three Financial Center
4515 Painters Mill Road

Boston Area
386 Washington Street
Wellesley

Colorado Springs
4410 ArrowsWest Drive

Los Angeles Area
Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills

Tampa
4200 West Cypress Street
10th Floor

Washington, D.C.
900 17th Street N.W.
Farragut Square


T. Rowe Price, Invest With Confidence(registered trademark)

T. Rowe Price Investment Services, Inc., Distributor.          F57-050  5/31/00